Exhibit 10.18

SECOND AMENDMENT TO LOAN DOCUMENTS AGREEMENT

This SECOND AMENDMENT TO LOAN DOCUMENTS AGREEMENT (this “Second Amendment”) is dated as of January 1, 2025 (hereinafter the “Second Amendment Effective Date”), by and among 250 SEAPORT DISTRICT, LLC, a single-purpose Delaware limited liability company (“Borrower”), TWL-BRIDGELAND HOLDING COMPANY, LLC, a Delaware limited liability company (“TWL Guarantor”), SEAPORT ENTERTAINMENT GROUP INC., a Delaware corporation (“Seaport Guarantor,” together with TWL Guarantor, individually and/or collectively, as the context may require, “Guarantor,” together with Borrower, individually and/or collectively, referred to herein, as the context may require, as “Obligor”), and MIZUHO CAPITAL MARKETS LLC, a Delaware limited liability company, as Agent for itself and the other Lenders (collectively, the “Lenders”) that are parties to the Loan Agreement described below (together with its successors and assigns in such capacity, the “Agent”), and MIZUHO CAPITAL MARKETS LLC, a Delaware limited liability company, as Lender.

BACKGROUND

A.Pursuant to that certain Term Loan Agreement dated as of September 7, 2023, Lenders made a secured term loan to Borrower (as thereafter amended, restated and/or modified from time to time, the “Loan”) in the original principal amount of $115,000,000.00 (as thereafter amended, restated and/or modified from time to time, the “Loan Agreement”).

B.Borrower’s obligation to repay the Loan is evidenced by that certain Consolidated, Amended and Restated Promissory Note dated as of September 7, 2023 by Borrower in favor of Agent, for the benefit of Lenders, in the original principal amount equal to $115,000,000.00 (as thereafter amended, restated and/or modified from time to time, the “Note”).

C.Certain of Borrower’s obligations to Agent, for the benefit of Lenders, under the Loan Agreement and other Loan Documents (as defined below) are guaranteed by TWL Guarantor pursuant to (i) that certain Recourse Indemnity Agreement dated as of September 7, 2023 by TWL Guarantor in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “TWL Recourse Indemnity Guaranty”); and (ii) that certain Interest and Expenses Guaranty dated as of September 7, 2023 by TWL Guarantor in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “TWL Interest and Expenses Guaranty,” together with the TWL Recourse Indemnity Guaranty, individually and/or collectively, as the context may require, the “TWL Guaranty”).

D.Borrower’s obligations to Agent, for the benefit of Lenders, under the Loan Agreement and the other Loan Documents are secured by, among other things, (i) that certain Consolidated, Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of September 7, 2023 by Borrower in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “Mortgage”) encumbering that certain parcel of real property located at 250 Water Street, New York, New York, and designated on the New York County, New York tax maps as Block 98, Lot 1, together with the improvements now or hereafter located thereon, certain personal property located thereon and/or used in connection therewith, and other rights appurtenant thereto, as more particularly described in the Mortgage (collectively, the “Property”); and (ii) that certain Assignment of Rents and Leases dated as of September 7, 2023 by Borrower in favor of Lender (as amended, modified and/or supplemented from time to time, “ALR”) encumbering the Property.

E.Borrower’s obligations to Agent, for the benefit of Lenders, under the Loan Agreement and the other Loan Documents are further secured by, among other things, (i) that certain Hazardous Materials Indemnity Agreement dated as of September 7, 2023 by Borrower and TWL Guarantor in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “Environmental Indemnity Agreement”); (ii) that certain Collateral Assignment dated as of September 7, 2023 by Borrower in favor of Agent, for the benefit of Lenders (as amended, modified and/or supplemented from time to time, the “Assignment of Licenses, Permits and Contracts”).

F.The Loan Agreement, the Note, the Guaranty, the Mortgage, the ALR, the Environmental Indemnity Agreement, and the Assignment of Licenses, Permits and Contracts, together with all agreements, documents and instruments executed in connection therewith or in furtherance thereof, as amended, modified and/or supplemented as of the first date written hereof, are referred to hereinafter, collectively, as the “Existing Loan Documents.”

G.On or about July 31, 2024, Borrower, Guarantor, Agent, for the benefit of Lenders, and Lenders agreed to amend the Existing Loan Documents to, among other things, (i) add the organizational restructuring of Borrower relating to Seaport Guarantor as a Permitted Transfer, (ii) replace TWL Guarantor with Seaport Guarantor as Guarantor, (iii) release TWL Guarantor from the TWL Guaranty, and (iv) join Seaport Guarantor as indemnitor under an amended and restated Environmental Indemnity Agreement, pursuant to that certain Amendment to Loan Documents Agreement dated as of July 31, 2024 by and among Borrower, Guarantor, Agent, for the benefit of Lenders, and Lenders (the “First Amendment Agreement”) and the other agreements, documents and instruments executed in connection with the First Amendment Agreement and/or in furtherance of the First Amendment Agreement (collectively, with the First Amendment Agreement, the “First Amendment Documents”).

H.Subsequent to the parties’ execution of the Existing Loan Documents, Borrower requested that Agent, for the benefit of Lenders, amend the Existing Loan Documents, as amended by the First Amendment Documents, to, among other things, increase the Margin from 5.00% to 7.00%. Agent, for the benefit of Lenders, and Lenders have agreed to amend the Existing Loan Documents, as amended by the First Amendment Documents, subject to the terms and conditions of this Second Amendment and the other agreements, documents and instruments executed in connection with this Second Amendment and/or in furtherance of this Second Amendment, if any (collectively, with this Second Amendment, the “Second Amendment Documents”).

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Obligor, Agent, for the benefit of Lenders, and Lenders agree as follows:

I.	SECOND AMENDMENT TO LOAN DOCUMENTS AGREEMENT

1.Incorporation of Recitals; Definitions. The recitals set forth in paragraphs A through H of the Background to this Second Amendment are hereby incorporated in their entirety. Except as otherwise defined herein, capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Existing Loan Documents, as amended by the First Amendment Documents.

2.Indebtedness. Obligor acknowledges and agrees that, on the Second Amendment Effective Date, (i) the Loan has been fully disbursed and no further advances under the Loan Documents will be made; (ii) amounts repaid to reduce the principal amount of the Loan may not be reborrowed but shall be applied to permanently reduce the Loan; and (iii) the unpaid principal balance of the Loan is $61,300,000.00.

3.Total Return Swap Agreement. Agent, for the benefit of Lenders, acknowledges that this Second Amendment in no way obligates any Obligor to make financial payments, net of the monthly settlement of the ISDA 2002 Master Agreement between Lender and Borrower, as counterparty (including the Schedule, Credit Support Annex, and each and every Credit Support Document and Confirmation thereunder, collectively, as amended from time to time, the “Total Return Swap Agreement”), in excess of such financial payments that have been previously made on a month-to-month basis thereunder prior to the Second Amendment Effective Date.

4.Amendments to the Loan Documents.

(a)Amendment to Margin. Effective as of the Second Amendment Effective Date, the definition of “Margin” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

“Margin” shall mean 7.00%.

II.	REPRESENTATIONS AND WARRANTIES.

A.Representations and Warranties of Obligor. Obligor (each as to itself) makes the following representations and warranties to Agent, for the benefit of Lenders, and Lenders as of the date hereof, each and all of which shall survive the execution and delivery of this Second Amendment:

1.Borrower and TWL Guarantor are each a limited liability company duly formed, validly existing and in good standing in its state of formation, Seaport Guarantor is a corporation duly formed, validly existing and in good standing in its state of formation and, with respect to Borrower, is authorized to do business as a foreign limited liability company in each state in which it conducts business, and with respect to Guarantor, is authorized to do business as a foreign limited liability company or foreign corporation, as the case may be, in each state in which it conducts business to the extent required by applicable law. The individual executing this Second Amendment on behalf of Obligor is the authorized signatory of Obligor, and Obligor has the requisite power and authority to execute, deliver and perform its obligations under this Second Amendment and any other Second Amendment Documents to which it is a party.

2.All material limited liability company actions by Borrower and TWL Guarantor and its members, managers and officers necessary for due authorization, execution, delivery and performance of this Second Amendment or any other Second Amendment Documents have been taken. All material corporate actions by Seaport Guarantor and its members, managers and officers necessary for due authorization, execution, delivery and performance of this Second Amendment or any other Second Amendment Documents have been taken.

3.This Second Amendment and each of the other Second Amendment Documents, if any, executed by Obligor will be the legal, valid and binding obligation of Obligor, enforceable against it in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors’ rights generally.

4.To Obligor’s knowledge, no consent, approval, authorization or order of any court or governmental authority or any third party is required in connection with the execution and delivery by Obligor of this Second Amendment or for Obligor to consummate the transactions contemplated hereby other than those that have been obtained by Obligor. The execution, delivery and performance of this Second Amendment and each of the other Second Amendment Documents does not and will not conflict with, violate or result in a material breach of any provision of any applicable law, rule, regulation or order.

5.To the knowledge of Obligor, as of the Second Amendment Effective Date, no Event of Default by any Obligor exists under the Existing Loan Documents, as amended by the First Amendment Documents.

B.Representations and Warranties of Agent, for the benefit of Lenders, and Lenders. Agent, for the benefit of Lenders, and Lenders each hereby makes the following representations and warranties, each and all of which shall survive the execution and delivery of this Second Amendment:

1.Agent, for the benefit of Lenders, and Lenders each has the appropriate authorization to execute and deliver this Second Amendment and any other Second Amendment Documents to which it is a party.

2.The individual executing this Second Amendment and any other related Second Amendment Documents has the authority to execute same on behalf of Agent, for the benefit of Lenders, and Lenders.

3.This Second Amendment and each of the other Second Amendment Documents, and each document executed by Agent, for the benefit of Lenders, and Lenders pursuant to this Second Amendment, will be the legal, valid and binding obligation of Agent, for the benefit of Lenders, and Lenders, enforceable against it in accordance with the respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors’ rights generally.

4.To the knowledge of Agent, on behalf of Lenders, as of the Second Amendment Effective Date, no Event of Default by any Obligor exists under the Existing Loan Documents, as amended by the First Amendment Documents.

III.CONDITIONS PRECEDENT TO ENFORCEABILITY OF THIS SECOND AMENDMENT

This Second Amendment shall be deemed effective only after the occurrence of the following events:

1.Obligor’s execution and delivery to Agent, for the benefit of Lenders, and Lenders of this Second Amendment and the other Second Amendment Documents, in form and substance reasonably satisfactory to Agent, for the benefit of Lenders, and Lenders.

2.No Event of Default under the Existing Loan Documents, as amended by the First Amendment Documents, shall have occurred and be continuing.

IV.	MISCELLANEOUS

1.Preservation of Existing Loan Documents. Except as expressly amended in this Second Amendment or any of the other Second Amendment Documents, if any, all terms and conditions of the Existing Loan Documents, as amended by the First Amendment Documents, shall remain in full force and effect.

2.Ratification of Existing Loan Documents. Agent, for the benefit of Lenders, Borrower and Guarantor agree that all of the terms and provisions of the Existing Loan Documents, as amended by the First Amendment Documents, except as explicitly modified or amended by this Second Amendment or the other Second Amendment Documents, shall remain in full force and effect, and except as expressly modified or amended by the Second Amendment Documents, are hereby ratified and confirmed. Agent, for the benefit of Lenders, Borrower and Guarantor each hereby ratifies and confirms that the Existing Loan Documents, as amended by the First Amendment Documents, as further amended or supplemented by this Second Amendment or the Second Amendment Documents, are valid and binding obligations and enforceable in accordance with their respective terms. All obligations presently or hereinafter outstanding under the Existing Loan Documents, as amended by the First Amendment Documents, shall continue to be secured by the collateral pledged by Borrower and/or Guarantor to Lender, and this Second Amendment does not constitute a novation of the Existing Loan Documents, as amended by the First Amendment Documents. Except as expressly provided in this Second Amendment, nothing contained herein shall alter, amend, modify, or extinguish the obligation of Borrower and Guarantor to repay the Loan. In the event and to the extent of any conflict between the provisions of this Second Amendment and the provisions of the Existing Loan Documents, as amended by the First Amendment Documents, the provisions of this Second Amendment with respect thereto shall govern.

3.Governing Law.

(a)THIS SECOND AMENDMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECOND AMENDMENT, THE OTHER SECOND AMENDMENT DOCUMENTS AND THE OBLIGATIONS ARISING

HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF THE STATE OF NEW YORK, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS SECOND AMENDMENT AND ALL AMENDMENT DOCUMENTS. TO THE FULLEST EXTENT PERMITTED BY LAW, OBLIGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECOND AMENDMENT AND THE SECOND AMENDMENT DOCUMENTS. THIS SECOND AMENDMENT AND THE SECOND AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR, OBLIGOR ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE OTHER SECOND AMENDMENT DOCUMENTS SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK AND OBLIGOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. OBLIGOR AGREES THAT SERVICE OF PROCESS UPON OBLIGOR AT THE ADDRESS FOR OBLIGOR SET FORTH IN SECTION 11.1 OF THE LOAN AGREEMENT AND SECTION 7 OF THE TWL INTEREST AND EXPENSES GUARANTY AND SECTION 7 OF THE SEAPORT INTEREST AND EXPENSES GUARANTY, AS APPLICABLE, AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO OBLIGOR IN THE MANNER PROVIDED IN SECTION 11.1 OF THE LOAN AGREEMENT AND SECTION 7 OF THE TWL INTEREST AND EXPENSES GUARANTY AND SECTION 7 OF THE SEAPORT INTEREST AND EXPENSES GUARANTY, AS APPLICABLE, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON OBLIGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. OBLIGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGE IN THE ADDRESS FOR OBLIGOR SET FORTH IN SECTION 11.1 OF THE LOAN AGREEMENT AND SECTION 7 OF THE TWL INTEREST AND EXPENSES GUARANTY AND SECTION 7 OF THE SEAPORT INTEREST AND EXPENSES GUARANTY, AS APPLICABLE, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE AN AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE AN AUTHORIZED AGENT IF OBLIGOR CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST OBLIGOR IN ANY OTHER JURISDICTION.

4.Entire Agreement; Headings. This Second Amendment and the Second Amendment Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. The headings used in this Second Amendment are for convenience only and shall be disregarded in interpreting the substantive provisions of this Second Amendment.

5.Amendment and Waiver. No amendment of this Second Amendment and no waiver, discharge or limitation of any one or more of the provisions thereof, shall be effective unless set forth in writing and agreed by all of the parties hereto.

6.Successors and Assigns. This Second Amendment (i) shall be binding upon Agent, for the benefit of Lenders, Lenders, Borrower, Guarantor and upon their respective successors and assigns, and (ii) shall insure to the benefit of Agent, for the benefit of Lenders, Lenders, Borrower and Guarantor, provided, however, that Borrower and Guarantor may not assign their respective rights under this Second Amendment or any interests herein without obtaining the prior written consent of Agent, for the benefit of Lenders, and any such assignment or attempted assignments shall be void and of no effect with respect to Agent, for the benefit of Lenders, and Lenders. Agent, for the benefit of Lenders, and Lenders may assign any or all of its right, title and interest in and to the Existing Loan Documents, as amended by the First Amendment Documents, this Second Amendment and the Second Amendment Documents.

7.Severability of Provisions. Any provision of this Second Amendment that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Second Amendment are declared to be severable.

8.Counterparts Effectiveness. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment. This Second Amendment may be executed by exchange of electronic or facsimile signatures, which shall be deemed original signatures for purposes of this Second Amendment or otherwise. This Second Amendment shall be deemed to have been executed and delivered when Lender has received the counterpart hereof executed by each of the parties comprising Borrower and Guarantor as defined in this Second Amendment as it relates to the specific party. Upon receipt of Lender of the signature page for each of the parties, each party whose signature page has been received by Lender will be deemed to be bound by the terms and conditions of this Second Amendment as it relates to that specific party on the date that party executed the signature page.

9.Waiver of Jury Trial. BORROWER, GUARANTOR, AGENT, FOR THE BENEFIT OF LENDERS, AND LENDERS HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SECOND

AMENDMENT, THE SECOND AMENDMENT DOCUMENTS, THE EXISTING LOAN DOCUMENTS, THE FIRST AMENDMENT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, GUARANTOR, AGENT, FOR THE BENEFIT OF LENDERS, AND LENDERs, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ANY PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER. FURTHER, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER AND GUARANTOR EACH ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECOND AMENDMENT AND THAT AGENT, FOR THE BENEFIT OF LENDERS, AND LENDERS WOULD NOT AGREE TO AMEND THE TERMS AND CONDITIONS OF THE EXISTING LOAN DOCUMENTS, THE FIRST AMENDMENT DOCUMENTS AND/OR THE SECOND AMENDMENT DOCUMENTS IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS SECOND AMENDMENT.

10.Obligor Acknowledgement. BORROWER AND GUARANTOR EACH ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL OF THE PROVISIONS OF THIS SECOND AMENDMENT INCLUDING, WITHOUT LIMITATION, THE WAIVER OF JURY TRIAL CLAUSE AND HAS BEEN ADVISED BY ITS COUNSEL AS NECESSARY AND APPROPRIATE.

11.Fees and Expenses. Notwithstanding anything to the contrary set forth in the Existing Loan Documents, the First Amendment Documents, or the Second Amendment Documents, each party to any Second Amendment Documents shall pay their own respective fees and expenses, including, without limitation, attorneys' fees and expenses, incurred by such party in connection with the negotiating, drafting, and execution of the Second Amendment Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

[signatures to follow on the following pages]

BORROWER:

250 SEAPORT DISTRICT, LLC,

a Delaware limited liability company

By:	/s/ Matthew Partridge
Name:	Matthew Partridge
Title:	Chief Financial Officer

Signature Page to Second Amendment to Loan Documents Agreement

GUARANTOR:

TWL-BRIDGELAND HOLDING COMPANY, LLC,

a Delaware limited liability company

By:	/s/ Carlos A. Olea
Name:	Carlos A. Olea
Title:	Chief Financial Officer

Signature Page to Second Amendment to Loan Documents Agreement

GUARANTOR:

SEAPORT ENTERTAINMENT GROUP INC.,

a Delaware corporation

By:	/s/ Matthew Partridge
Name:	Matthew Partridge
Title:	Chief Financial Officer

Signature Page to Second Amendment to Loan Documents Agreement

AGENT:

MIZUHO CAPITAL MARKETS LLC,

a Delaware limited liability company

By: Mizuho Securities USA LLC, its Manager

By:	/s/ Mirza Kafedzic
Name:	Mirza Kafedzic
Title:	Managing Director

LENDER:

MIZUHO CAPITAL MARKETS LLC,

a Delaware limited liability company

By: Mizuho Securities USA LLC, its Manager

By:	/s/ Mirza Kafedzic
Name:	Mirza Kafedzic
Title:	Managing Director

Signature Page to Second Amendment to Loan Documents Agreement